UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 14, 2003
                                                           ------------


                         GIBRALTAR PACKAGING GROUP, INC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                       00-19800                  47-0496290
        --------                       --------                  ----------
(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)

                               2000 SUMMIT AVENUE
                            HASTINGS, NEBRASKA 68901
                            ------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 402-463-1366
                                                            ------------

          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits:

          Ex. 99.1 Gibraltar Packaging Group Inc., Press Release Dated
                   May 14, 2003.

ITEM 9. REGULATION FD DISCLOSURE

The information in this Item 9 is being furnished to the Securities and Exchange Commission (the "Commission") under Item 12 "Disclosure of Results of Operations and Financial Condition" of Form 8-K in accordance with the Commission Release nos. 33-8216 and 34-47583. On May 14, 2003, Gibraltar Packaging Group, Inc. issued a press release containing Gibraltar's financial results for the 3rd quarter of 2003. The press release will be posted to Gibraltar's website (www.gibraltarpackaginggroup.com) and a copy is also filed as Exhibit 99.1.

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 15, 2003


                                                   By: /s/ Brett E. Moller
                                                       -------------------
                                                   Name:  Brett E. Moller
                                                   Title: Vice President Finance

                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
------      -----------

  99.1      Press release of Gibraltar Packaging Group, Inc. dated May 14, 2003.